Exhibit 99.1

INVESTOR CONTACT:	MEDIA CONTACT:
Jennifer Gianola	Judy Kaneko
+1 (408) 831-4452	+1 (408) 831-4238
jennifer.gianola@gigamon.com	judy.kaneko@gigamon.com
Gigamon Reports Third Quarter 2016 Financial Results
Record revenue delivers 47% year-over-year growth
Results driven by strong demand for both Security and Mobility solutions
Santa Clara, Calif., October 27, 2016 - Gigamon Inc. (NYSE:GIMO), the leader in traffic visibility solutions, today released financial results for the third quarter ended October 1, 2016.
Third Quarter 2016 Financial Highlights:

•	Revenue of $83.5 million, up 47% year-over-year.

•	GAAP gross margin was 83%, compared to 80% in the third quarter of fiscal 2015.

•	Non-GAAP gross margin was 83%, compared to 81% in the third quarter of fiscal 2015.

•	GAAP net income was $6.1 million, or $0.16 per diluted share, compared to GAAP net income of $4.3 million, or $0.12 per diluted share, in the third quarter of fiscal 2015.

•	Non-GAAP net income was $14.0 million, or $0.36 per diluted share, compared to non-GAAP net income of $8.0 million, or $0.22 per diluted share, in the third quarter of fiscal 2015.

•	Cash and investments were $245 million, up $17 million from the second quarter of 2016, and up $58 million from the third quarter of fiscal 2015.
“Gigamon posted another strong set of results for our third quarter, delivering record revenue with a growth rate of 47 percent year-over-year,” said Paul Hooper, Chief Executive Officer of Gigamon. “Our business continues to accelerate with Q3 representing our third consecutive quarter of an increasing year-over-year revenue growth rate. We continue to invest in our platform and solutions resulting in our new GigaVUE-HC1 product, which extends our GigaSECURE Security Delivery Platform to mid-sized enterprises and out to the edge of large enterprises. With our increasingly strong leadership and momentum in the industry, our security-enabling, network visibility platform has become an essential component of modern IT infrastructure.”

Recent Business Highlights:

•	Announced availability of GigaVUE-HC1, expanding the reach of the GigaSECURE Security Delivery Platform from large data centers to small enterprises and remote sites in distributed enterprises.

•	Enhanced our existing channel program by launching the Sell Smart Incentive Program for GigaSECURE Resellers.

•	Introduced a new solution to automate visibility to information-in-motion in Software-Defined Data Centers.

•	Enhanced our GigaSECURE Metadata solution through the inclusion of encryption certificates.
Conference Call Information:
Gigamon will host a conference call and live webcast for analysts and investors at 5:00 p.m. Eastern time on, October 27, 2016. The news release with the financial results will be accessible from the company’s website prior to the conference call. Parties in the United States and Canada can access the call by dialing +1 (800)-344-6698, using conference code 6038205. International parties can access the call by dialing +1 (785) 830-7979, using conference code 6038205.
The webcast will be accessible on Gigamon’s investor relations website at http://investor.gigamon.com for a period of one year. A telephonic replay of the conference call will be available through Thursday, November 3, 2016. To access the replay, parties in the United States and Canada should call +1 (866) 375-1919 and enter conference code 6038205. International parties should call +1 (719) 457-0820 and enter conference code 6038205.
Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures that exclude stock-based compensation and related payroll taxes, income tax effect of stock-based compensation expense, and a valuation allowance against deferred tax assets. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Gigamon considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company’s management for that purpose. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented for supplemental informational purposes only to provide additional information in understanding the company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP financial measures presented by other companies. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures attached to this release.
During the conference call to discuss these financial results, Gigamon expects to give guidance for the fourth quarter of fiscal 2016 on a non-GAAP basis. Gigamon does not provide reconciliations of its forward-looking non-GAAP financial measures to the corresponding GAAP measures due to the high variability and difficulty in making accurate forecasts and projections with respect to the stock-based compensation and related payroll taxes, income tax effect of stock-based compensation expense and valuation allowance against deferred tax assets, which are excluded from these non-GAAP measures. In particular, stock-based compensation and related taxes are impacted by future hiring and retention needs, as well as the future fair market value of the Gigamon’s common stock, all of which is difficult to predict and subject to constant change. The actual amounts of these excluded items will have a significant impact on Gigamon’s GAAP net income (loss) per diluted share and GAAP tax provision. Accordingly, reconciliations of Gigamon’s forward-looking non-GAAP financial measures to the corresponding GAAP measures are not available without unreasonable effort.
Legal Notice Regarding Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, our expectations regarding the evolution of our marketplace and the goals for our Unified Visibility Fabric™ and our Security Delivery Platform. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include our ability to continue to deliver and improve our products and successfully develop new products; customer acceptance and purchase of our existing products and new products; our ability to retain existing customers and generate new customers; the market for network traffic visibility solutions not continuing to develop; competition from other products and services; and general market, political, economic and business conditions.  The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended December 26, 2015 and our most recently available Quarterly Report on Form 10-Q. The forward-looking statements in this press release are based on information available to Gigamon as of the date hereof, and Gigamon disclaims any obligation to update any forward-looking statements, except as required by law.
Gigamon
Gigamon (NYSE: GIMO) provides active visibility into physical and virtual network traffic, enabling stronger security and superior performance. Gigamon’s Visibility Fabric and GigaSECURE®, the industry’s first Security Delivery Platform, deliver advanced intelligence so that security, network and application performance management solutions in enterprise, government and service provider networks operate more efficiently and effectively. See more at www.gigamon.com, the Gigamon Blog, or follow Gigamon on Twitter, LinkedIn or Facebook.

Gigamon Inc.
Consolidated Statements of Income
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 1, 2016	September 26, 2015	October 1, 2016	September 26, 2015
Revenue:
Product	$59,835	$38,717	$155,805	$105,683
Service	23,677	17,935	70,021	49,268
Total revenue	83,512	56,652	225,826	154,951
Cost of revenue:
Product	12,197	9,613	34,414	28,616
Service	2,141	1,708	6,562	5,248
Total cost of revenue	14,338	11,321	40,976	33,864
Gross profit	69,174	45,331	184,850	121,087
Operating expenses:
Research and development	18,306	12,677	50,914	36,400
Sales and marketing	31,994	21,388	88,494	61,391
General and administrative	8,887	6,950	26,029	19,671
Total operating expenses	59,187	41,015	165,437	117,462
Income from operations	9,987	4,316	19,413	3,625
Other income (expense):
Interest income	235	106	661	330
Other expense, net	(144)	(69)	(386)	(72)
Income before income tax (provision) benefit	10,078	4,353	19,688	3,883
Income tax (provision) benefit	(3,999)	(73)	23,321	(260)
Net income	$6,079	$4,280	$43,009	$3,623
Net income per share:
Basic	$0.17	$0.13	$1.22	$0.11
Diluted	$0.16	$0.12	$1.15	$0.10
Weighted average shares used in computing net income per share:
Basic	35,770	33,830	35,171	33,412
Diluted	38,113	35,872	37,341	35,497

Gigamon Inc.
Consolidated Balance Sheets
(In thousands)
(unaudited)

	October 1, 2016	December 26, 2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$155,553	$120,212
Short-term investments	89,183	90,001
Accounts receivable, net	60,184	47,947
Inventories, net	6,953	3,813
Prepaid expenses and other current assets	10,448	7,621
Total current assets	322,321	269,594
Property and equipment, net	11,381	9,416
Deferred tax assets, non-current	31,608	135
Other assets, non-current	1,034	766
TOTAL ASSETS	$366,344	$279,911
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$3,910	$3,724
Accrued liabilities	33,696	37,334
Deferred revenue	59,663	62,248
Total current liabilities	97,269	103,306
Deferred revenue, non-current	23,483	19,883
Deferred and other tax liabilities, non-current	182	279
Other liabilities, non-current	661	1,087
TOTAL LIABILITIES	121,595	124,555
STOCKHOLDERS' EQUITY
Common stock	4	3
Treasury stock	(12,469)	(12,469)
Additional paid-in-capital	257,702	211,402
Accumulated other comprehensive income (loss)	36	(47)
Accumulated deficit	(524)	(43,533)
TOTAL STOCKHOLDERS' EQUITY	244,749	155,356
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$366,344	$279,911

Gigamon Inc.
Consolidated Statements of Cash Flows
(In thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 1, 2016	September 26, 2015	October 1, 2016	September 26, 2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$6,079	$4,280	$43,009	$3,623
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,642	1,804	4,815	5,162
Stock-based compensation expense	10,104	7,869	28,884	23,780
Deferred and other income taxes	(679)	(2)	(31,570)	(2)
Excess tax benefit from employee stock-based compensation	(4,773)	—	(8,258)	—
Inventory write-down	40	504	312	1,374
Write down on fixed assets	4	12	219	12
Provision for doubtful accounts	50	—	147	—
Changes in operating assets and liabilities:
Accounts receivable	(15,519)	(13,028)	(12,384)	(13,052)
Inventories	(1,422)	491	(5,015)	76
Prepaid expenses and other assets	(1,753)	(482)	(2,991)	(1,803)
Accounts payable	569	935	54	852
Accrued liabilities and other liabilities	10,337	5,525	4,674	5,516
Deferred revenue	3,290	517	1,015	13,734
Net cash provided by operating activities	7,969	8,425	22,911	39,272
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of short-term investments	(20,942)	(32,169)	(84,773)	(40,168)
Proceeds from sales of short-term investments	—	551	—	2,006
Proceeds from maturities of short-term investments	24,500	24,485	85,747	58,818
Purchase of property and equipment	(1,523)	(1,761)	(6,001)	(3,985)
Net cash provided by (used in) investing activities	2,035	(8,894)	(5,027)	16,671
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from employee stock purchase plan	3,417	2,492	6,785	5,099
Proceeds from exercise of stock options	5,528	757	9,654	3,525
Shares repurchased for tax withholdings on vesting of restricted stock units	(3,411)	(2,995)	(7,240)	(6,964)
Excess tax benefits from employee stock-based compensation	4,773	—	8,258	—
Net cash provided by financing activities	10,307	254	17,457	1,660
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	20,311	(215)	35,341	57,603
CASH AND CASH EQUIVALENTS — Beginning of period	135,242	96,759	120,212	38,941
CASH AND CASH EQUIVALENTS — End of period	$155,553	$96,544	$155,553	$96,544
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Income taxes paid during the period	$2,032	$83	$2,843	$348

Gigamon Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except percentages)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 1, 2016	September 26, 2015	October 1, 2016	September 26, 2015
Total Revenue	$83,512	$56,652	$225,826	$154,951
Reconciliation of GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin:
GAAP gross profit	69,174	45,331	184,850	121,087
Stock-based compensation expense	519	471	1,527	1,530
Stock-based compensation related payroll taxes	28	16	64	60
Non-GAAP gross profit	$69,721	$45,818	$186,441	$122,677
GAAP gross margin	83%	80%	82%	78%
Non-GAAP gross margin	83%	81%	83%	79%
Reconciliation of GAAP Operating Income to Non-GAAP Operating Income:
GAAP operating income	$9,987	$4,316	$19,413	$3,625
Stock-based compensation expense	10,104	7,851	28,884	23,780
Stock-based compensation related payroll taxes	414	162	971	791
Non-GAAP operating income	$20,505	$12,329	$49,268	$28,196
Reconciliation of GAAP Net Income to Non-GAAP Net Income:
GAAP net income	$6,079	$4,280	$43,009	$3,623
Stock-based compensation expense	10,104	7,851	28,884	23,780
Stock-based compensation related payroll taxes	414	162	971	791
Income tax effect of Non-GAAP adjustments	(2,593)	(4,310)	(39,176)	(9,781)
Non-GAAP net income	$14,004	$7,983	$33,688	$18,413

Gigamon Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures (continued)
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	October 1, 2016	September 26, 2015	October 1, 2016	September 26, 2015
Reconciliation of GAAP Diluted Net Income per Share to Non-GAAP Diluted Net Income per Share:
GAAP diluted net income per share	$0.16	$0.12	$1.15	$0.10
Stock-based compensation expense	0.27	0.22	0.77	0.67
Stock-based compensation related payroll taxes	0.01	—	0.03	0.02
Income tax effect of non-GAAP adjustments	(0.07)	(0.12)	(1.05)	(0.27)
Impact of difference in number of GAAP and non-GAAP diluted shares	(0.01)	—	(0.01)	(0.01)
Non-GAAP diluted net income per share	$0.36	$0.22	$0.89	$0.51
Reconciliation of GAAP Diluted Weighted-Average Number of Shares to Non-GAAP Diluted Weighted-Average Number of Shares:
GAAP diluted weighted-average number of shares	38,113	35,872	37,341	35,497
Dilutive impact due to stock-based compensation	544	498	673	726
Non-GAAP diluted weighted-average number of shares	38,657	36,370	38,014	36,223

Gigamon Inc.
Reconciliation of GAAP to Non-GAAP Consolidated Statements of Income
For the Three and Nine Months Ended October 1, 2016 and September 26, 2015
(In thousands, except per share amounts and percentages)
(unaudited)

	Three Months Ended						Nine Months Ended
	October 1, 2016			September 26, 2015			October 1, 2016			September 26, 2015
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Revenue:
Product	$59,835	$—	$59,835	$38,717	$—	$38,717	$155,805	$—	$155,805	$105,683	$—	$105,683
Service	23,677	—	23,677	17,935	—	17,935	70,021	—	70,021	49,268	—	49,268
Total revenue	83,512	—	83,512	56,652	—	56,652	225,826	—	225,826	154,951	—	154,951
Cost of revenue:
Product (1)	12,197	(351)	11,846	9,613	(359)	9,254	34,414	(1,041)	33,373	28,616	(1,071)	27,545
Service (1)	2,141	(196)	1,945	1,708	(128)	1,580	6,562	(550)	6,012	5,248	(519)	4,729
Total Cost of Revenue	14,338	(547)	13,791	11,321	(487)	10,834	40,976	(1,591)	39,385	33,864	(1,590)	32,274
Gross profit	69,174	547	69,721	45,331	487	45,818	184,850	1,591	186,441	121,087	1,590	122,677
Product Gross Margin	80%		80%	75%		76%	78%		79%	73%		74%
Service Gross Margin	91%		92%	90%		91%	91%		91%	89%		90%
Total Gross Margin	83%		83%	80%		81%	82%		83%	78%		79%
Operating expenses:
Research and development (1)	18,306	(3,506)	14,800	12,677	(2,532)	10,145	50,914	(10,175)	40,739	36,400	(7,519)	28,881
Sales and marketing (1)	31,994	(3,204)	28,790	21,388	(2,534)	18,854	88,494	(9,091)	79,403	61,391	(8,023)	53,368
General and administrative (1)	8,887	(3,261)	5,626	6,950	(2,460)	4,490	26,029	(8,998)	17,031	19,671	(7,439)	12,232
Total operating expenses	59,187	(9,971)	49,216	41,015	(7,526)	33,489	165,437	(28,264)	137,173	117,462	(22,981)	94,481
Income from operations	9,987	10,518	20,505	4,316	8,013	12,329	19,413	29,855	49,268	3,625	24,571	28,196
Other income (expense):
Interest income	235	—	235	106	—	106	661	—	661	330	—	330
Other expense, net	(144)	—	(144)	(69)	—	(69)	(386)	—	(386)	(72)	—	(72)
Income before income taxes	10,078	10,518	20,596	4,353	8,013	12,366	19,688	29,855	49,543	3,883	24,571	28,454
Income tax (provision) benefit (2) (3)	(3,999)	(2,593)	(6,592)	(73)	(4,310)	(4,383)	23,321	(39,176)	(15,855)	(260)	(9,781)	(10,041)
Net income	$6,079	$7,925	$14,004	$4,280	$3,703	$7,983	$43,009	$(9,321)	$33,688	$3,623	$14,790	$18,413
Net income per share:
Basic	$0.17	$0.22	$0.39	$0.13	$0.11	$0.24	$1.22	$(0.26)	$0.96	$0.11	$0.44	$0.55
Diluted	$0.16	$0.20	$0.36	$0.12	$0.10	$0.22	$1.15	$(0.26)	$0.89	$0.10	$0.41	$0.51
Weighted-average shares used in computing per share amounts:
Basic	35,770	—	35,770	33,830	—	33,830	35,171	—	35,171	33,412	—	33,412
Diluted	38,113	544	38,657	35,872	498	36,370	37,341	673	38,014	35,497	726	36,223
Notes:

1.	Includes stock-based compensation expense and related payroll taxes in the three and nine months ended October 1, 2016 and September 26, 2015.

2.	Includes income tax effect of non-GAAP adjustments in the three and nine months ended October 1, 2016 and September 26, 2015.

3.	Amount for the nine months ended October 1, 2016 includes a benefit for the release of a significant portion of our valuation allowance against deferred tax assets.